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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  September 7, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                             DATAMETRICS CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



     0-8567									     95-3545701
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(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


   25B Hanover Road, Florham Park, NJ                            07932
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(Address of principal executive offices)                      (Zip Code)


                                 (973) 377-3900
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               Registrant's telephone number, including area code


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.


Cal Leone has been elected to the Corporation's Board of Directors, which is now comprised of six Directors.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


C. Exhibits

99.1 Press Release dated September 7, 2000



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DATAMETRICS CORPORATION


                                         By:   /s/ Bruce Galloway
                                            ------------------------------------
                                            Bruce Galloway
  Chairman




Dated: September 7, 2000




APPOINTMENT OF CAL LEONE AS COO AND TO BOARD


	Datametrics Corporation (DMTR-L)announced the appointment of Cal Leone as Chief Operating Officer and a member of its Board of Directors.

	Commenting on the appointment, Vince Cahill the Company's Chief Executive Officer stated, "Mr. Leone brings a wealth of practical operational management experience in military and commercial manufacturing operations. He is a market driven business development manager, engineer, consultant, and author with more than 17 years of experience in various high-tech business sectors. He has served as CEO of Graseby Optronics, a division of Graseby PLC, UK, an international manufacturer of precision electro-optical instrumentation specializing in color measurement systems and fiber-optic test equipment. He joined Datametrics as the Engineering Manager in 1999. Mr. Leone will be tasked with overseeing the Orlando facility and building of the Company's MadeMyWay and military business opportunities."

	About Datametrics Corporation

	Datametrics Corporation, the leader in concurrent thermal transfer technology, specializes in the design, development and manufacturing of high-speed color printers and the management and operation of MadeMyWay.com, a fulfillment center engaged in the personalization and customization of high quality apparel, textiles and specialty products primarily for the business-to-business e-commerce market. More information about Datametrics Corporation can be found on the world wide web at www.datametricscorp.com. Datametrics has operations in New Jersey and Florida.

	Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1999. The statements involve risks and uncertainties, such as quarterly fluctuations in operating results, the timely availability of new products, financing risks, the impact of competitive products and pricing and other risks detailed in the Company's filing with the Securities and Exchange Commission, including the Company's Form 10-K for the fiscal year ended October 31, 1999. These risks and uncertainties could cause actual results to differ materially from any forward-looking statements made in this press release.

TEL:  973-377-3900	Datametrics, Florham Park
				Vincent Cahill, Chief Executive Officer
Document #: 12623v3